Exhibit 99.2

Confidential Materials omitted and filed with the

Securities and Exchange Commission. Double asterisks denote omissions.

TWELFTH AMENDMENT TO LOAN PROGRAM AGREEMENT

This Twelfth Amendment to Loan Program Agreement (the “Twelfth Amendment”) is entered into as of the 30th day of April, 2014 and shall be effective as of May 1, 2014 (the “Twelfth Amendment Effective Date”), except as otherwise stated herein, by and among First Marblehead Education Resources, Inc., a Delaware corporation having its principal offices at One Cabot Road, Medford, Massachusetts 02155 (“FMER”), The First Marblehead Corporation, a Delaware corporation having its principal offices at 800 Boylston Street, 34th Floor, Boston, Massachusetts 02199 (“FMC”), and SunTrust Bank, a Georgia state-chartered banking corporation having an office located at 1001 Semmes Avenue, Richmond, Virginia 23224 (“SunTrust”). Capitalized terms used in this Twelfth Amendment without definition have the meanings assigned to them in the Loan Program Agreement (as defined below).

WHEREAS, FMER, FMC, and SunTrust executed that certain Loan Program Agreement by and among the Parties dated as of April 20, 2010 (the “Loan Program Agreement”), that certain Certificate of Satisfaction and First Amendment to Loan Program Agreement, by and among the Parties dated as of July 15, 2010 (the “Certificate and Amendment”), that certain Second Amendment to Loan Program Agreement, by and among the Parties dated as of January 28, 2011 (the “Second Amendment”), that certain Third Amendment to Loan Program Agreement, by and among the Parties dated as of April 26, 2011 (the “Third Amendment”), that certain Fourth Amendment to Loan Program Agreement, by and among the Parties dated as of June 3, 2011 (the “Fourth Amendment”), that certain Fifth Amendment to Loan Program Agreement, by and among the Parties dated as of November 14, 2011 (the “Fifth Amendment”), that certain Sixth Amendment to Loan Program Agreement, by and among the Parties dated as of January 1, 2012 (the “Sixth Amendment”), that certain Seventh Amendment to Loan Program Agreement, by and among the Parties dated as of April 20, 2012 (the “Seventh Amendment”), that certain Eighth Amendment to Loan Program Agreement, by and among the Parties dated as of April 3, 2013 (the “Eighth Amendment”),that certain Ninth Amendment to Loan Program Agreement, by and among the Parties effective as of August 23, 2013 (the “Ninth Amendment”), that certain Tenth Amendment to Loan Program Agreement, by and among the Parties dated as of January 27, 2014 (the “Tenth Amendment”); and that certain Eleventh Amendment to Loan Program Agreement by and among the Parties dated as of April 28, 2014 (the “Eleventh Amendment”) (collectively, the “Agreement”); and

WHEREAS, the Parties desire to amend the Agreement.

NOW THEREFORE, in consideration of the promises and the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, as of the Twelfth Amendment Effective Date unless otherwise specifically stated, the Parties agree as follows:

1. Definition Changes. The Parties hereby amend Section 1.1 of the Agreement by making the following changes to the Agreement:

a.	The definition of “AAA” is hereby added to the Agreement as follows:

““AAA” means AAA Southern New England Bank.”

b.	The definition of “AAA Agreement” is hereby added to the Agreement as follows:

““AAA Agreement” means that certain Services Agreement dated as of September 9, 2011 by and among Union Federal® Savings Bank, FMC, and AAA Southern New England Bank, as amended.”

c.	The definition of “Additional Institution” is hereby amended by deleting it in its entirety and inserting the following in replacement thereof:

““Additional Institution” means a postsecondary educational institution located in a SunTrust Footprint State that has a cumulative cohort default rate greater than [**] percent ([**]%) in the past three cohort years for the Custom Choice and Graduate Business School Program, or greater than [**] percent ([**]%) for the Union Federal Private Student Loan Program, to the extent the Union Federal Private Student Loan Program is in effect (subject to the provisions of Section 2.10 herein regarding the UFPSLP Effective Date), as reported by the U.S. Department of Education, but which shall nevertheless be treated as an Eligible Institution under this Agreement, under the terms set forth in Section 2.8.1 of the Agreement. The list of applicable Additional Institutions for each program covered by this Agreement is set forth in the Program Guidelines. Additional Institutions must have an approved U. S. Department of Education (DOE) Office of Postsecondary Education Identification Number (OPE-ID), an approved branch OPE-ID from the DOE or an alternative branch code assigned by FMER for the sole purpose of certification or disbursement processing for an Additional Institution.”

d.	The definition of “Eligible Institution” is hereby amended by deleting it in its entirety and inserting the following in replacement thereof:

““Eligible Institution” means a postsecondary educational institution approved by SunTrust for receipt of Loan funds that is set forth on the Eligible Institution list in the Program Guidelines for each program covered by this Agreement. Eligible Institutions must have an approved U. S. Department of Education (DOE) Office of Postsecondary Education Identification Number (OPE-ID), an approved branch OPE-ID from the DOE or an alternative branch code assigned by FMER for the sole purpose of certification or disbursement processing for an Eligible Institution. Except as it is used in Sections 3.II.H.1, 3.II.H.2, and 18 of the Program Guidelines, the term “Eligible Institution” shall include both Eligible Institutions and Additional Institutions.”

e.	The definition of “Program” is hereby amended by deleting it in its entirety and inserting the following in replacement thereof:

““Program,” when not immediately preceded by a specific program type defined herein, means, collectively, the Custom Choice Program, the Graduate Business School Program, and the Union Federal Private Student Loan Program, each as defined herein, and as described further in the Program Guidelines, subject to the provisions of Section 2.10 of this Agreement regarding the UFPSLP Effective Date.”

f.	The definition of “UFPSLP Effectiveness Conditions” is hereby added to the Agreement as follows:

““UFPSLP Effectiveness Conditions” has the meaning set forth in Section 2.10 of this Agreement.”

g.	The definition of “UFPSLP Effective Date” is hereby added to the Agreement as follows:

““UFPSLP Effective Date” has the meaning set forth in Section 2.10 of this Agreement.”

h.	The definition of “Union Federal Private Student Loan Program” is hereby added to the Agreement as follows:

““Union Federal Private Student Loan Program” or means that SunTrust private student loan program for post-secondary students attending the applicable Eligible Institutions set forth in the Program Guidelines, as such program shall be further described therein as of the Union Federal Effective Date.”

2. Volume Threshold For Additional Institutions. The Parties hereby agree to amend Section 2.8.1 of the Agreement by deleting the third sentence in its entirety and adopting the following in replacement thereof:

““Program Loans (cumulative) made to Student Borrowers attending Additional Institutions shall not exceed [**] dollars ($[**]) in Disbursed Loan Amount (the “Volume Threshold”) unless, after the Volume Threshold is exceeded, Loans made to Student Borrowers attending Additional Institutions remain less than [**] percent ([**]%) of the Disbursed Loan Amount for the Program.”

3. Union Federal Private Student Loan Program.

A.	The Parties hereby amend the Agreement by inserting a new Section 2.10 as follows:

“2.10 Union Federal Private Student Loan Program. Following the satisfaction or waiver of each of the conditions set forth in this Section 2.10(a) through (f) (the “UFPSLP Effectiveness Conditions”), SunTrust will promote and fund Loans, and FMC will provide Services in connection with, the Union Federal Private Student Loan Program subject to the terms of this Agreement, as of a date mutually agreed to by all Parties which such date shall be no later than June 30, 2014 (the “UFPSLP Effective Date”). Each of the Parties covenants and agrees with each other Party to act in good faith and use its best efforts to work diligently to satisfy of all of the UFSLP Effectiveness Conditions by the earliest practicable date. The UFPSLP Effectiveness Conditions are:

(a) the Parties shall adopt in writing amendments to the Program Guidelines and Servicing Guidelines as necessary to account for the Union Federal Private Student Loan Program and to reflect such terms of the program that differ from those of the Custom Choice Program and the Graduate Business School Program, which such amendments shall be effective as of the UFPSLP Effective Date to the extent changes contained therein pertain to the Union Federal Private Student Loan Program;

(b) FMC shall either enter into, or cause Union Federal Savings Bank to enter into a licensing agreement with SunTrust, as applicable, which grants to SunTrust a non-exclusive, non-transferable, revocable license of the “Union Federal” trademark and any associated marks, website domain names, or other intellectual property necessary for SunTrust to promote and fund Loans under this Section 2.10, subject to SunTrust’s agreement to certain commercially reasonable covenants and conditions regarding its use of such mark(s), and which such license shall be limited to those uses contemplated by this Agreement;

(c) unless the Parties mutually agree otherwise in writing, SunTrust shall either (i) assume the AAA Agreement to the extent that it pertains to private student loan products for post-secondary students, (ii) enter into a separate referral marketing agreement with AAA and FMC on terms substantially similar to those contained in the AAA Agreement but which must (A) permit AAA to market a branded Union Federal Private Student Loan Program product, and (B) require SunTrust to offer a graduation benefit to Borrowers of the loan product, as such benefit is more fully described in the AAA Agreement, or (iii) amend the Agreement to contemplate a AAA-branded Union Federal Private Student Loan Program product which shall (A) include a graduation benefit to Borrowers of the loan product as such benefit is more fully described in the AAA Agreement, and (B) be marketed by AAA pursuant to an agreement between FMC and AAA; provided, however, that FMC and AAA shall have entered into such agreement on or prior to the UFPSLP Effective Date;

(d) the Parties shall mutually agree to a plan pursuant to which FMC shall, on behalf of SunTrust, (i) communicate to any Eligible Institution where the private student loan product funded by Union Federal Savings Bank as of the Twelfth Amendment Effective Date appears on such Eligible Institution’s preferred lender list the fact that SunTrust shall be the lender for the Union Federal Private Student Loan Program as of the UFPSLP Effective Date, which communication shall be approved and executed by SunTrust; and (ii) provide such Eligible Institution with a new ASD to comply with applicable Requirements of Law, which such plan shall require each Party to complete its respective obligations thereunder no later than thirty (30) days following the UFPSLP Effective Date;

(e) FMC shall have received from Union Federal Savings Bank, and shall have provided to SunTrust, written documentation evidencing any approval from the Office of Comptroller of the Currency necessary for the Parties to carry out their respective obligations under this Section 2.10; and

(f) FMC shall have received from Union Federal Savings Bank written documentation instructing FMC to, as of a date that is no later than the UFPSLP Effective Date, cease accepting applications for the private student loan program that, as of the Twelfth Amendment Effective Date, is funded by Union Federal Savings Bank.

If the UFPSLP Effectiveness Conditions are not satisfied or waived prior to June 30, 2014, then SunTrust shall have no obligation to promote and fund, and FMC shall have no obligation to provide Services in connection with, the Union Federal Private Student Loan Program.

B.	The Parties hereby agree to amend the Agreement by adding the following to Section 14.4:

“FMC and FMER shall not, without the prior written consent of SunTrust, share any SunTrust Proprietary Information with any Affiliate of FMC or FMER, including but not limited to Union Federal Savings Bank. In the event that FMC or FMER wishes to share SunTrust Proprietary Information with an Affiliate, the Affiliate must enter into an agreement providing for safeguarding of SunTrust proprietary Information on the same terms and conditions provided for in the Agreement.”

4. Loan Program Guidelines. The Parties hereby agree to amend the February 24, 2014 Amended and Restated Program Guidelines by adopting the changes set forth on Exhibit A hereto, which such changes shall be incorporated into and made a part of the February 24, 2014 Amended and Restated Program Guidelines, which are attached to the Eleventh Amendment as Attachment 1.

5. Compensation. The Parties hereby amend the Compensation Schedule as previously set forth in the Eleventh Amendment by replacing subsection VIII of the Compensation Schedule in its entirety and adding subsections IX and X as set forth on Exhibit B hereto in place thereof and substitution therefor.

6. Multiple Counterparts. This Twelfth Amendment may be executed in multiple counterparts in wet signature of a party, each of which shall be deemed an original for all purposes and all of which shall be deemed, collectively, one agreement. The Parties may exchange the signed documents electronically, and any reproduction of the transmitted documents meeting the requirements of the federal Electronic Signatures in Global and National Commerce Act, 15 U.S.C. §1700 et. seq. (“E-SIGN”) will constitute an original and be deemed an “Electronic Record” as defined by E-SIGN. Notwithstanding any contrary provisions of state law, each Party agrees that the effectiveness, validity, and enforceability of the Electronic Records will be governed by E-SIGN.

7. GOVERNING LAW. THIS TWELFTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF GEORGIA, WITHOUT GIVING EFFECT TO ANY CHOICE OR CONFLICT OF LAW PROVISION OR RULE THAT WOULD CAUSE THE APPLICATION OF LAWS OF ANY JURISDICTION OTHER THAN TO THOSE OF THE STATE OF GEORGIA. EACH PARTY WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS TWELFTH AMENDMENT, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THE PERFORMANCE OF ANY SUCH RIGHTS OR OBLIGATIONS.

8. Permitted Filing. Each Party may file this Twelfth Amendment (with redactions as permitted by Requirements of Law) with the appropriate state or federal regulators, including the Securities and Exchange Commission, as required by such regulators.

9. Transition. This Twelfth Amendment shall be effective as of the Twelfth Amendment Effective Date unless otherwise stated herein.

10. Full Force and Effect. Except as amended in this Twelfth Amendment, the Agreement remains in full force and effect according to its terms.

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IN WITNESS WHEREOF, the parties hereto have caused this Twelfth Amendment to be executed by their respective officers, being first duly authorized, as of the day and year first above written.

SUNTRUST BANK

By:	/s/ H. Darrall Loggins

Name:	H. Darrall Loggins

Title:	Group Vice President

THE FIRST MARBLEHEAD CORPORATION

By:	/s/ Kenneth Klipper

Name:	Kenneth Klipper

Title:	Managing Director and CFO

FIRST MARBLEHEAD EDUCATION RESOURCES, INC.

By:	/s/ Seth Gelber

Name:	Seth Gelber

Title:	President

EXHIBIT A

Program Guidelines

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. A total of five pages were omitted. [**]

6. The Parties hereby agree to amend Section 18.I of the Program Guidelines by deleting it in its entirety and inserting those lists of Eligible Institutions and Additional Institutions that FMER shall provide to SunTrust in writing prior to the Twelfth Amendment Effective Date, and that SunTrust has communicated to FMER written approval thereof. The effective date of this change shall be the Twelfth Amendment Effective Date unless otherwise agreed to by the Parties.

A-1

EXHIBIT B

Compensation Schedule

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. A total of one page was omitted. [**]

B-1